Income Tax	12 Months Ended
Dec. 31, 2021
Income Taxes [Abstract]
Income Tax

8 Income Tax

Income tax for the years ended December 31, 2021, December 31, 2020, and December 31, 2019, comprised current income taxes, other taxes and deferred taxes. We are subject to corporate taxes, the solidarity surcharge and trade taxes. Our corporate tax rate in the reporting year remained unchanged (15.0%) as did the solidarity surcharge (5.5%) whereas the average trade tax rate changed resulting in a combined income tax rate of 30.72% in the year ended December 31, 2021 (during the years ended December 31, 2020 and 2019: 30.79% and 30.78%, respectively).

Deferred taxes are calculated at a rate of 27.2% taking decreasing average trade tax rates in Mainz, Marburg and Idar-Oberstein from 2022 onwards into consideration. Deferred taxes for Austria are calculated at a corporate tax rate of 25%. Austria’s decrease of its corporate tax rate down to 23% in 2024 will be recognized from 2023 onwards. BioNTech USA Holding, LLC is subject to Federal Corporate Income Tax (21.0%) as well as State Income Tax in various state jurisdictions (average rate of 7.4%).

The following table illustrates the current and deferred taxes for the periods indicated:

	Years ended December 31,
(in millions)	2021	2020	2019
Current income taxes	€4,535.0	€—	€(0.2)
Deferred taxes	218.9	(161.0)	—
Income taxes	€4,753.9	€(161.0)	€(0.2)

The following table reconciles the expected income taxes to the actual current income taxes and deferred taxes as presented in the table above. The expected income taxes were calculated using the combined income tax rates of BioNTech SE applicable to the Group and mentioned above which was applied to profit before taxes to calculate the expected income taxes.

	Years ended December 31,
(in millions)	2021	2020(1)	2019(1)
Profit / (Loss) before tax	€15,046.4	€(145.8)	€(179.4)

Expected tax credit / (benefit)	€4,622.5	€(44.9)	€(55.2)

Effects
Deviation due to local tax basis	9.1	0.6	0.1
Deviation due to deviating income tax rate (Germany and foreign countries)	9.4	1.3	0.1
Change in valuation allowance	3.0	(26.2)	(0.2)
Effects from tax losses	19.5	(90.4)	51.2
Change in deferred taxes due to tax rate change	(7.5)	—	—
Non-deductible expenses	90.5	0.8	0.1
Tax-free income	(0.3)	—	—
Non tax-effective share-based payment expenses	15.5	9.8	9.3
Tax-effective equity transaction costs	(1.2)	(10.2)	(5.1)
Adjustment prior year taxes	(2.9)	0.3	(0.3)
Non-tax effective bargain purchase	(0.7)	(2.2)	—
Other effects	(3.0)	0.1	(0.2)
Income taxes	€4,753.9	€(161.0)	€(0.2)
Effective tax rate	31.6%	n.m.(2)	n.m.(2)

(1)
Certain amounts have been combined in the prior period to conform with the current period presentation.
(2)
The information is not meaningful due to the loss before tax in the respective periods.

Deferred Taxes

Deferred taxes for the periods indicated relate to the following:

Year ended December 31, 2021
(in millions)	January 1, 2021	Recognized in P&L	Recognized in OCI	Acquisition of subsidiaries and businesses	December 31, 2021
Fixed assets	€5.6	€(1.3)	€—	€(10.8)	€(6.5)
Right-of-use assets(1)	(30.0)	(17.5)	—	—	(47.5)
Inventories	1.0	0.8	—	—	1.8
Trade and other receivables	(3.0)	(92.6)	—	—	(95.6)
Lease liabilities(1)	25.4	23.3	—	—	48.7
Contract liabilities	23.4	(12.8)	—	—	10.6
Loans and borrowings	0.5	22.6	—	—	23.1
Net employee defined benefit liabilities	0.8	0.1	—	—	0.9
Other provisions	1.5	4.8	—	—	6.3
Other (incl. deferred expenses)	10.6	(9.0)	—	—	1.6
Tax losses / tax credits	175.7	(106.8)	—	2.0	70.9
Deferred tax assets / (liabilities), net (before valuation adjustment)	€211.5	€(188.4)	€—	€(8.8)	€14.3
Valuation adjustment	(50.5)	(30.5)	—	—	(81.0)
Deferred tax assets / (liabilities), net (after valuation adjustment)	€161.0	€(218.9)	€—	€(8.8)	€(66.7)

Year ended December 31, 2020
(in millions)	January 1, 2020	Recognized in P&L(2)	Recognized in OCI	Acquisition of subsidiaries and businesses	December 31, 2020
Fixed assets	€(0.7)	€(2.4)	€—	€8.7	€5.6
Right-of-use assets(1)	(16.9)	(3.4)	—	(9.7)	(30.0)
Inventories	0.6	—	—	0.4	1.0
Trade and other receivables	—	(3.0)	—	—	(3.0)
Lease liabilities(1)	17.4	(1.7)	—	9.7	25.4
Loans and borrowings	—	0.3	—	0.2	0.5
Contract liabilities	23.5	(0.1)	—	—	23.4
Net employee defined benefit liabilities	—	0.2	(0.1)	0.7	0.8
Other provisions	0.2	0.9	—	0.4	1.5
Other (incl. deferred expenses)	2.1	8.3	—	0.2	10.6
Tax losses / tax credits	109.8	41.6	—	24.3	175.7
Deferred tax assets net (before valuation adjustment)	€136.0	€40.7	€(0.1)	€34.9	€211.5
Valuation adjustment	(136.0)	120.3	—	(34.8)	(50.5)
Deferred tax assets net (after valuation adjustment)	€—	€161.0	€(0.1)	€0.1	€161.0

(1)
Presentation has been adjusted to present right-of-use assets and lease liabilities as well as trade and other receivables separately.
(2)
Includes all changes in deferred taxes related to U.S. tax group other than those acquired in business combination.

As of December 31, 2021, our accumulated tax losses comprised tax losses of German entities not within the tax group (as of December 31, 2021: BioNTech Innovation and Services Marburg GmbH, BioNTech Innovation GmbH i.G., BioNTech Real Estate Verwaltungs GmbH and the Real Estate partnerships; as of December 31, 2020: reSano GmbH, BioNTech Manufacturing Marburg GmbH, BioNTech Real Estate Verwaltungs GmbH and the Real Estate partnerships) and U.S. tax group. Up until the year ended December 31, 2020, our accumulated tax losses comprised also those of the German tax group. Our accumulated tax losses for the periods indicated amounted to the following:

	Years ended December 31,
(in millions)	2021	2020	2019
Corporate tax	€272.0	€596.4	€356.0
Trade tax	170.6	513.6	352.3

	Years ended December 31,
(in millions)	2021	2020	2019
Federal tax credits	€4.0	€0.8	€—
State tax credits	1.6	0.3	—

Up until the year ended December 31, 2020, deferred tax assets on tax losses had not been recognized as there was not sufficient probability in terms of IAS 12 that there would have been future taxable profits available against which the unused tax losses could have been utilized.

Since December 2020, our COVID-19 vaccine has been fully approved, granted conditional marketing authorization, or approved or authorized for emergency or temporary use in over 100 countries and regions worldwide, which resulted in recognition of revenues from the commercial sale of pharmaceutical products for the first time. Therefore as of December 31, 2020, it was considered highly probable that taxable profits for the German tax group would be available against which the tax losses could be utilized. On this basis, we had recognized deferred tax assets and liabilities with a net amount of €161.0 million for the cumulative tax losses and temporary differences determined for the German tax group as of December 31, 2020. During the year ended December 31, 2021, deferred tax assets on tax losses which had been recognized for the losses incurred by the German tax group were fully utilized (as per the end of each quarter during the year ended December 31, 2021, a proportionate amount of the deferred tax assets related to the tax loss carryforward was utilized). The change in deferred taxes was also supplemented by deferred taxes on temporary differences.

As of December 31, 2021, we have not recognized deferred tax asset for unused tax losses and temporary differences at amount of €81.0 million (December 31, 2020: €50.5 million, December 31, 2019: €136.0 million) as there is not sufficient probability in terms of IAS 12 that there will be future taxable income available against which the unused tax losses and temporary differences can be utilized.

These amounts included tax losses at an amount of €238.1 million US federal tax losses and €147.4 million US state tax losses (December 31, 2020: €136.8 million US federal tax losses and €60.9 million US state tax losses, December 31, 2019: nil) related to the US tax group, thereof €20.9 million US federal losses that begin to expire at various dates beginning in 2033. All other unused tax losses and temporary differences can be carried forward indefinitely.